December 2024 Follow-On Offering Investor Presentation NASDAQ: WASH

Disclaimers 2 Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Washington Trust” or the “Company” refers to Washington Trust Bancorp, Inc., and our consolidated subsidiaries, including The Washington Trust Company, of Westerly, unless the context indicates that we refer only to the parent company, Washington Trust Bancorp, Inc. This presentation contains certain statements that may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on various assumptions (some of which are beyond our control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology such as “believe,” “expect,” “estimate,” “anticipate,” “continue,” “plan,” “approximately,” “intend,” “objective,” “goal,” “project” or other similar terms or variations on those terms, or the future or conditional verbs such as “will,” “may,” “should,” “could” and “would.” These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Washington Trust assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. Actual results, performance or achievements of Washington Trust may differ materially from those discussed in these forward-looking statements, as a result of, among other factors, the factors described under the caption “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) and updated by our Quarterly Reports on Form 10-Q and other reports filed with the SEC. You should carefully review all of these factors. You should be aware that there may be other factors that could cause these differences and many of which are beyond our control, including, but not limited, to: changes in general business and economic conditions on a national basis and in the local markets in which we operate; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits; changes in loan demand and collectability; the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments; ongoing volatility in national and international financial markets; reductions in the market value or outflows of wealth management assets under administration; decreases in the value of securities and other assets; increases in defaults and charge-off rates; changes in the size and nature of our competition; changes in legislation or regulation and accounting principles, policies and guidelines; operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest and future pandemics; regulatory, litigation and reputational risks; and changes in the assumptions used in making such forward-looking statements. No Offer or Solicitation This presentation is nether an offer to sell nor a solicitation of an offer to purchase any securities of Washington Trust. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities of any such jurisdiction. Any offer to sell or solicitation of an offer to purchase securities of Washington Trust will be made only pursuant to a prospectus supplement and prospectus filed with the SEC. Washington Trust has filed a registration statement (including a prospectus) (File No. 333-274430) and a preliminary prospectus supplement with the SEC for the offering to which this presentation relates. Before making an investment decision, you should read the prospectus and preliminary prospectus supplement and the other documents that Washington Trust has filed with the SEC for additional information about Washington Trust and the offering. You may obtain these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, Washington Trust or any underwriter or dealer participating in the offering can arrange to send you copies of the prospectus and preliminary prospectus supplement if you request by contacting BofA Securities, Inc. at dg.prospectus_requests@bofa.com. These securities are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency or public or private insurer. Neither the SEC nor any other regulator has approved or disproved of the securities of Washington Trust of passed on the adequacy or accuracy of this presentation. Any representation to the contrary is a criminal offense.

Disclaimers 3 Industry Information This presentation includes statistical and other industry and market data that Washington Trust obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information and no representations or warranties are made by us or our affiliates as to the accuracy of any such statements or projections. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Forward-looking information obtained from these sources is subject to the same qualifications and additional uncertainties regarding the other forward-looking statements in this presentation. These and other factors could cause our results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, Return on Tangible Common Equity ("ROTCE"), and Tangible Book Value Per Share. ROTCE is calculated as net income available to common shareholders divided by tangible common equity, where tangible common equity excludes intangible assets and preferred equity. Tangible Book Value Per Share is calculated as tangible common equity divided by outstanding common shares. Washington Trust's management uses these non-GAAP measures to evaluate Washington Trust's performance, profitability and financial strength, as they provide additional insight into operational results, facilitate comparability across reporting periods, and offer useful perspectives for assessing business trends and peer performance. Such non-GAAP measures are supplemental and not substitutes for GAAP financial measures, and reconciliations to the most comparable GAAP measures are provided in the Appendix to this Presentation.

4 Offering Summary Issuer Washington Trust Bancorp, Inc. Ticker / Listing WASH / NASDAQ Base Offering Size $55mm (100% Primary) Over-Allotment Option 15% (100% Primary) Expected Pricing Date December 11, 2024 Use of Proceeds We intend to use the net proceeds of this offering for general corporate purposes to support continued organic growth and capital generation, which are expected to include investments in the Bank and Bank balance sheet optimization strategies involving the sale of lower-yielding loans and available for sale debt securities, the repayment of wholesale funding balances and the purchase of debt securities with current market yields. The precise amounts and timing of our use of the net proceeds will depend on our, and our subsidiaries’, funding requirements and the availability of other funds. Lock-Up 90-Days for directors and executive officers Sole Bookrunner BofA Securities

The Washington Trust Investment Story

LEVERAGING OUR STRONG MARKET POSITION AND BUSINESS MODEL TO DELIVER SUSTAINABLE VALUE FOR OUR SHAREHOLDERS

1. A unique opportunity to invest in the **Oldest Community Bank** in the United States
2. Full suite of Commercial, Retail, and Wealth Management and Estate planning capabilities **comparable to much larger banks**
3. Strong diversification of revenue, with **34% from fees through 09/30/24**
4. **Sophisticated** commercial presence focused on **local markets**
5. **Strong credit performance**
6. Potential **Balance Sheet Repositioning** to enhance profitability profile of the franchise

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6 W A S H I N G T O N T R U S T A T - A - G L A N C E $7B Regional Financial Services Provider Net Interest Income Wealth Mgmt. Mortgage Banking Other Diverse Revenue Streams Market Area: RI, MA, CT o 28 bank branches o 5 wealth management offices o 7 mortgage loan offices o 4 commercial lending centers Founded in 1800 Oldest Community bank in the US $7.1B Assets under administration Largest State-Chartered Bank In Rhode Island $629M Market Capitalization (3) $7.1B Assets $5.5B Loans $5.2B Deposits Premier Regional Wealth Management Firm Shareholder Returns o ROA: 0.60%(1) o ROTCE: 10.79% (2) o Dividend yield: 6.07% (3) At or for the nine months ended September 30, 2024, unless otherwise noted (1) Return on Average Assets (“ROA”). Consists of net income divided by average total assets.. (2) See “Non-GAAP Financial Measures” on page 3 of this presentation for additional information. (3) At December 2, 2024. Consists of Q3 2024 dividend of 56 cents annualized divided by closing stock price as of December 2, 2024. Fees = 34% of total revenue

FINANCIAL GOALS AND STRATEGIES

Strong, Diversified Franchise

1 Core Bank

- Commercial Banking
  - C&I focus expanding beyond RI borders
  - High quality CRE franchise (developer relationships)
  - Leading credit quality
- Retail Banking
  - Strong branch franchise
  - Successful de novo expansion ongoing
  - Opportunities for increased deposit penetration through enhanced sales orientation and tech investments

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2 Fee Businesses

- Wealth Management
  - Full-service asset management, trust and estate capabilities
  - Enhanced financial planning
- Mortgage Banking
  - Re-oriented to saleable originations

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8 L O A N S Strong Growth in Quality Loan Portfolio Total Loan Portfolio 2020 2021 2022 2023 9/30/2024 CRE C&I Residential Consumer $4.3 $5.6 $5.1 $5.5 $4.2 ($ in billions) CRE (38%) C&I (10%) Residential (46%) Consumer (6%) 64% Variable rate loans(1) 99% Residential lending in RI, MA, & CT(1) At December 31st unless otherwise noted (1) At September 30, 2024. o Southern New England focus o Customer-centric approach with emphasis on superior service and appropriate solutions o Prudent underwriting with solid credit quality metrics

9 A S S E T Q U A L I T Y Historical Differentiator for Washington Trust -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 Net Loan Charge-Offs / Average Loans Cumulative losses 2006 – 9/30/2024 (bps) WASH 162 Average peer 617 Median peer 382 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 9/ 30 /2 02 4 Non-Accrual Loans / Total Loans 162 bps Most recent complete peer data as of 09/30/2024 Percentile ranking for the year ended December 31st unless otherwise noted among public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Source: S&P Global Market Intelligence Leading credit quality: o Prudent and consistent underwriting standards o Sponsor/relationship orientation o Markets/sectors we know o No unsecured consumer credit

10 L A R G E S T Community Bank in Rhode Island (1) FDIC deposits as of June 30, 2024; most recent data available (1) At September 30, 2024. *East Greenwich branch opened in May 2021, **Cumberland branch opened in August 2022, ***Barrington branch opened in April 2023, ****Smithfield branch opened in February 2024, *****Olneyville branch opened in August 2024 11.5% Market Share in Rhode Island (1) $171M Avg. in-market deposits per branch (2) De Novo Branch Growth Rank Institution (ST) Branch Count Total Deposits in Market ($B) Total Market Share 1 Citizens (RI) 54 $15.6 36.7% 2 Bank of America (NC) 24 8.7 20.4% 3 Washington Trust (RI) 26 4.9 11.5% 4 Santander 20 2.9 6.8% 5 Bank Rhode Island (MA) 22 2.5 5.9% 6 BankNewport (RI) 19 2.2 5.2% 7 TD Bank 11 1.6 3.7% 8 Centreville Bank (RI) 9 1.1 2.7% 9 HarborOne (MA) 9 0.7 1.6% 10 Webster Bank (CT) 7 0.5 1.3% Total For Institutions In Market 235 $42.6 Rhode Island Market Share (1)

11 D E P O S I T S Steady, Balanced Mix of Deposits Total In-Market Deposit Portfolio 2020 2021 2022 2023 9/30/2024 Demand & NOW Money market & savings Time deposits $3.8 $4.7$4.5 $4.7 $4.8 ($ in billions) Time deposits (25%) MM & Savings (34%) Demand & Now (41%) At December 31st unless otherwise noted (1) As of 9/30/24. (2) YTD through 9/30/24. (3) Determined in accordance with regulatory requirements excluding affiliate deposits and fully-collateralized preferred deposits as of 9/30/24. 20% Uninsured deposits after exclusions (3) 2.57% Cost of in-market deposits (2) o Give customers the options of banking where, when and how they choose o Local decision making – ability to provide rate exceptions, solve customer issues and communicate decisions quickly o Successfully compete against the larger banks by offering solid needs-based solutions

12 R E V E N U E Generating Diverse Income Sources Revenue Contributions From All Major Business Lines 2020 2021 2022 2023 YTD 09/2024 Net interest income Wealth Management Mortgage Banking All Other $226.9 66% 20% 6% 8% $218.6$228.8 $193.2 $145.6 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 Non-Interest Income / Operating Income WASH Average peer Median peer Fee Revenue Outpaces Peer Group Better than 95% of peer group (1) ($ in millions) At December 31st unless otherwise noted (1) Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Most recent complete peer data as of 09/30/2024. Source: S&P Global Market Intelligence.

WEALTH MANAGEMENT

Sizeable Wealth Management Operation

91%
MANAGED ASSETS

- Key contributor to pre-tax income
- Average client size: $3.9 million
- 84% high net worth individuals

- Full range of personalized financial services aimed at building customized solutions for clients
- Key differentiators:
  - breadth of our holistic advisory services, which go beyond what many of our competitors can offer
  - credentials of our professionals
  - broad investment offerings not available in other registered investment adviser ("RIA") and boutique firms
- Offer personalized client service integrating comprehensive financial planning, investment management, and an omnichannel client experience

Assets Under Administration (AUA)
($ billions)


$6.0
$6.9
$6.6
$6.2
$7.1
$6.8
2022
2023
YTD 9/30/2024
Spot AUA
Average AUA

Revenues ($ millions)


$38.7
$35.5
$29.0
2022
2023
YTD 9/30/2024

Asset Mix at September 30, 2024


Fixed Income 23%
Other 3%
Cash 9%
Equity 65%

At or for the year ended December, unless otherwise noted

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14 M O R T G A G E B A N K I N G Shifting Origination Mix $1,191 $720 $381 2022 2023 YTD 9/30/2024 Mortgage Originations (2) ($ millions) Originated for Sale Originated for Portfolio o Mortgage banking is historically a substantial source of noninterest income in the form of sale gains o Team strategically located in various geographic areas within Rhode Island, Massachusetts and Connecticut to effectively meet market opportunities o Our operations team is focused on speed to execution At December 31st unless otherwise noted (1) Net gains on loan sales and commissions on loans originated for others, fair value changes on mortgage loans held for sale and forward loan commitments, and net loan servicing fee income. (2) Includes loans originated for portfolio or sale and as broker for other parties. 80% 45% 74% 64% 20% 36%26% 55% $8.7 $6.7 $8.1 2022 2023 YTD 9/30/2024 Mortgage Banking Revenues (1) ($ millions)

PROFITABILITY

Performance Momentum

- Net interest income & Net Interest Margin [1] - declining rates benefit liability-sensitive balance sheet
- Wealth management - benefiting from improved equity markets and client fee restructure
- Mortgage banking fees - return to saleable originations has lifted sales revenue through YTD 2024; more originators expected to be hired in 2025 (commission-based)
- Potential balance sheet restructure expected to result in improved earnings potential and unlock capital for reinvestment in higher yielding assets

- **Expiration of amortizing swap termination expense in April 2026**
  - $13.6mm unamortized at 9/30/24
  - Pre-tax expense of $715k per month, $8.6mm per year
  - Estimated annualized pro forma EPS impact = $0.37 (at 9/30/24) [2]
  - Estimated annualized pro forma NIM impact = 12bp (at 9/30/24) [3]

(1) Consists of net interest income divided by average interest-earning assets.
(2) Assumes pre-tax amortization expense of $8.581 million, tax rate of 25.5%, and diluted shares for the quarter ended September 30, 2024 of 17.140 million
(3) Assumes pre-tax amortization expense of $8.581 million, and interest earning assets for the quarter ended September 30, 2024 of $7.0001 billion

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Potential Balance Sheet Optimization Would Further Improve Profitability Profile

Strategic Considerations

1. We are evaluating a potential repositioning of low-yielding available-for-sale securities and loans
2. The goal of a potential loan and securities repositioning is to further improve profitability, decrease leverage, reduce asset duration, and improve the interest rate risk profile of the pro forma company
3. Any securities or loan repositioning would **NOT** be undertaken until WASH has received the proceeds from the planned common equity offering

Potential Transaction Assumptions[1]

	Securities	Loans
Potential Assets Sold: (Proceeds)	~$390mm	~$200mm
Weighted Average Yield:	~2.6%	~2.9%
WA Duration:	~3.9 years	~6.6 years
Funding to be Paid Down: (Deleveraging[2])	~$200mm	
Securities Reinvested:	~$390mm	

(1) *Based on Washington Trust management estimates.*
(2) *Represents short term FHLB funding that is no longer necessary.*

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17 P R O F I T A B I L I T Y M E T R I C S Historical Outperformance Has Been Challenged by Interest Rate Environment 0.00% 0.50% 1.00% 1.50% 2.00% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 ROA $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 Net Income 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 ROATCE (1) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D 09 /2 02 4 Net Interest Margin At December 31st unless otherwise noted Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Most recent complete peer data as of 09/30/2024. Source: S&P Global Market Intelligence (1) See “Non-GAAP Financial Measures” on page 3 of this presentation for additional information.

18 C A P I T A L P O S I T I O N / B A L A N C E S H E E T Capital Supports Dividend 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 9/ 30 /2 02 4 Total Risk-based Capital 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 9/ 30 /2 02 4 Tangible Equity / Tangible Assets o Solid balance sheet, fee-intensive business model o Temporary decline in Tangible Equity / Tangible Assets ratio due to available- for-sale (“AFS”) securities unrealized losses $26.40 $27.75 $29.44 12/31/2022 12/31/2023 9/30/2024 Book Value per Share (1) Book value per share $22.42 $23.78 $25.51 12/31/2022 12/31/2023 9/30/2024 Tangible Book Value per Share (2) Tangible Book value per share At December 31st unless otherwise noted (1) Consists of total equity available to holders of common stock divided by the number of outstanding shares. (2) See “Non-GAAP Financial Measures” on page 3 of this presentation for additional information. Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Most recent complete peer data as of 09/30/2024. Source: S&P Global Market Intelligence

19 Appendix

LOANS

Commercial Lending Portfolio

Commercial Real Estate (CRE): $2.1 billion

% of CRE Portfolio by Segment as of 9/30/24


Multi-Family (26%)
$540,792
Retail (20%)
$428,217
Industrial & Warehouse (16%)
$337,950
Office (14%)
$296,545
Hospitality (10%)
$203,972
Healthcare facility (10%)
$202,854
Mixed Use (1%)
$29,231
Other (3%)
$62,530

Multi-Family: generally low-rise suburban with high amenities, have benefited from the COVID exodus from the cities. None subject to rent control, only small % of units are designated as "affordable." Portfolio occupancy is in the 90s; overall LTV under 50%; rents >= market in virtually all cases. No delinquencies.

Office: generally low-rise suburban, w/o market or tenant concentrations. Most are performing well, especially the medical office segment, and we have stress-tested all maturities within the next two years. The few properties that are in workout are managed intensively to get them to the earliest possible resolution.

Commercial & Industrial (C&I): $566.3 million

% of C&I Portfolio by Segment as of 9/30/24


Healthcare & social assistance (23%)
$131,120
Real estate rental and leasing (12%)
$69,069
Transportation & warehousing (10%)
$56,620
Manufacturing (9%)
$48,239
Educational services (8%)
$42,860
Retail trade (7%)
$41,232
Finance and insurance (4%)
$25,362
Information (4%)
$22,168
Arts, entertainment, and recreation (4%)
$20,557
Accommodation and food services (2%)
$11,693
Professional, scientific, and technical services (2%)
$10,729
Public administration (0%)
$2,570
Other (15%)
$84,060

Healthcare & Social Assistance: geographically diversified. Includes multiple medical practices, several community health facilities, and a few skilled-nursing facilities. Practices are performing and have benefited from consolidation. Community health centers are well-established and service a large segment of the RI population - recent state increases to Medicaid reimbursement rates will ease operating pressures. Skilled nursing facilities manage their private/public mix effectively and have largely moved past the staffing challenges that led to excessive costs using agency labor.

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LOANS

Office Portfolio

- Office portfolio consists of 49 loans with a carry value of $297 million
- Approximately 40% of the total commercial real estate office balance will mature before September 30, 2026

			Weighted Average		Asset Quality			
	Balance (2)(3)	Avg Loan Size (4)	Loan to Value	Debt Service Coverage	Pass	Special Mention	Classified	Non-Accrual (included in Classified)
Non-Owner Occupied Commercial Real Estate Office (inclusive of Construction):								
Class A	$112,875	$9,477	59%	1.72X	$106,584	$6,291	$-	$-
Class B	86,421	4,350	67%	1.32X	64,735	-	21,686	18,259
Class C	14,790	2,113	56%	1.39X	14,790	-	-	-
Medical Office	56,124	7,525	70%	1.33X	56,124	-	-	-
Lab Space	26,335	23,460	91%	1.20X	5,817	-	20,518	-
Total Office (1)	$296,545	$6,584	68%	1.45X	$248,050	$6,291	$42,204	$18,259

$ thousands; at September 30, 2024

(1) Approximately 68% of the total commercial real estate office balance of $297 million is secured by income producing properties located in suburban areas. Additionally, approximately 40% of the total commercial real estate office balance is expected to mature before September 30, 2026.

(2) The balance of commercial real estate office consists of 49 loans.

(3) Does not include $26.1 million of unfunded commitments.

(4) Total commitment (outstanding loan balance plus unfunded commitments) divided by number of loans.

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22 Non-GAAP Financial Measures Washington Trusts' management uses these non-GAAP measures to evaluate Washington Trust's performance, profitability and financial strength, as they provide additional insight into operational results, facilitate comparability across reporting periods, and offer useful perspectives for assessing business trends and peer performance. Such non-GAAP measures are supplemental and not substitutes for GAAP financial measures.